Exhibit 99.1

Orient-Express Hotels, Trains & Cruises

2004 Presentation

ORIENT-EXPRESS
HOTELS, TRAINS & CRUISES

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100
80
60
40
20
0
EBITDA ($M)
Margin decline:
$30m EBITDA
30%
25%
20%
EBITDA margin (%)
Margin (%)
2000
2001
2002
2003

OEH UMBRELLA

Decline in occupancy, not rate

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Outlook: Booking Levels Very Encouraging

40%
30%
20%
10%
0
-10%
-20%
-30%
-40%
Booking levels* versus prior Year (%)
-13%
-16%
0%
-5%
-11%
-18%
+1%
-16%
-12%
+10%
+31%
+29%
+23%
EUR
NAM
ROW
TOTAL
EUR
NAM
ROW
TOTAL
EUR
NAM
ROW
TOTAL
2002
2003
2004

*Same store at April

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Supported by Improved Booking Pace

200
150
100
50
0
Bookings* received per month (000)
127
156
+23% pace
2002
2003

OEH UMBRELLA

* Same store, April bookings

ORIENT-EXPRESS
HOTELS, TRAINS & CRUISES

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Financial Highlights

Margins over time… they have recovered before

30
25
20
15
10
19
23
26
26
29
30
26
23
21
1995
1996
1997
1998
1999
2000
2001
2002
2003

ORIENT-EXPRESS
HOTELS, TRAINS & CRUISES

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Orient-Express
Hotels, Trains & Cruises
2004 Presentation

ORIENT-EXPRESS
HOTELS, TRAINS & CRUISES

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Exhibit 99.1

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Orient-Express

Hotels, Trains & Cruises

2004 Presentation

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Orient-Express Hotels

•      Global Hospitality and Leisure Company

•      Exclusive focus on deluxe luxury market

•      35 Hotels, 3 Restaurants, 5 Trains, 1 River Vessel

•      Distinguished Luxury Brand Names

•      Orient-Express, Hotel Cipriani, Copacabana Palace

•      ‘21’ Club, Windsor Court, Ritz Madrid

•      Benefits of Ownership

•      Irreplaceable assets, high barriers to entry

•      Downturn: an opportunity to expand

•      Poised for recovery

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Hotel Ritz, Madrid

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Lapa Palace, Lisbon

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Reid’s Palace, Madeira

Market decline has squeezed RevPAR and margins

($30m shortfall in EBITDA versus 2000 margins)

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OEH UMBRELLA

Decline in occupancy, not rate

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Outlook:  Booking Levels Very Encouraging

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*Same store at April

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Supported by Improved Booking Pace

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OEH UMBRELLA

* Same store, April bookings

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OEH Recovery Outlook

1)    Potential $30m EBITDA improvement when margins recover

•      Downturn decline has been in occupancy, not rate

•      Competitive RevPAR premium sustained

2)    Booking outlook encouraging

•      Bookings strong versus 2003

•      Faster pace

3)    Upside from over $50m invested in expansions/improvements

•      E.g. Inn at Perry Cabin, Caruso

•      Land bank development e.g. La Samanna

Cyclical industry:  The right time to invest in ownership

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Inn at Perry Cabin, Chesapeake Bay

N. America

•      ‘21’ Club

•      Windsor Court Hotel

•      Charleston Place

•      The Inn at Perry Cabin

•      Keswick Hall

•      La Samanna (Caribbean)

•      Maroma Resort and Spa (Mexico)

Europe

•      Hotel Cipriani and Palazzo Vendramin

•      Hotel Splendido & Splendido Mare

•      Villa San Michele

•      Hotel Caruso

•      The Ritz Madrid

•      La Residencia

•      Reid’s Palace

•      Lapa Palace

•      Le Manoir aux Quat’Saisons

•      Harry’s Bar

•      Hôtel de la Cité

S.E Asia

•      The Govenor’s Residence, Yangon

•      La Résidence d’Angkor, Siem Reap

•      La Résidence Phou Vao, Luang Prabang

•      Jimbaran Puri Bali

•      Ubud Hanging Gardens, Bali

•      Napasai, Koh Samui

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Rest of the World

•      Copacabana Palace, Brazil

•      Mount Nelson Hotel, South Africa

•      Orient-Express Safaris

•      The Westclif, South Africa

•      The Observatory Hotel, Australia

•      Lilianfels Blue Mountain, Australia

•      Hotel Monasterio, Peru

•      Machu Picchu Sanctuary Lodge, Peru

•      Miraflores Park Hotel, Peru

•      Bora Bora Lagoon Resort, South Pacific

•      La Cabanna, Argentina

Trains

•      Venice Simplon-Orient-Express, Europe

•      British Pullman, UK

•      Northern Belle, UK

•      Eastern &Oriental Express, Asia

•      Road To Mandalay, Burma (River Vessel)

•      Peru Rail, Peru

•      Hiram Bingham Train

•      Afloat in France

Dark red: Added since 2002

Using the downturn:   Limited investments for

maximum long-term benefit

	Structure	Value Trigger	Initial Investment
			($m)

La Residencia, Mallorca	6.7 x EBITDA purchase	Virgin Atlantic cash squeeze (9/11)
			40
Le Manoir aux Quat’Saisons	6.7 x EBITDA purchase	Virgin Atlantic cash squeeze (9/11)

The Ritz Madrid	50/50 JV	Meridian melt-down (9/11)	25

Pansea		SARS flu	8
• The Governor’s Residence, Rangoon
• La Résidenced’ Angkor, Siem Reap
• La Résidence Phou Vao, Luang Prabang	Convertible loan (25%)
	Agreement to purchase rest
• Jimbaran Puri Bali	at 8 x EBITDA
• Ubud Hanging Garden, Bali
• Napasai, Koh Samui

Afloat in France	50% acquired agreement to purchase rest at 7 x EBITDA	Iraq: US shun France	3

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Napasai, Koh Samui

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The Governor’s Residence, Yangon

Summary:  OEH Positioned for Recovery

1.     Unique market niche

2.     Excellent recovery potential

•      Strong bookings outlook

•      Improved occupancy drive margins and EBITDA

•      Expansion investments and land bank

3.     Opportunistic acquisitions during downturn

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Financial Highlights

Financial results for fiscal years ending December 31

$’m	2000	2001	2002	2003
Revenue	276	261	289	330

EBITDA	84	69	67	69

Net Earnings	40	30	25	24

EPS ($)	1.43	0.97	0.82	0.76

EBITDA Margin (%)	30	26	23	21

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Financial Highlights

Margins over time… they have recovered before

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Financial Highlights

Cash Flow

	2003
	$’m
Net cash from operations	66
Capital expenditure (inc maintenance of $15m)	(54)	Similar level for 2004 inc maintenance $15m
Investments (mainly The Ritz Madrid)	(27)
Proceed from sale of hotels	40
	(8)
Financing:
Loans drawn down
	68
Loan repayments	(64)

Issue of common shares

Other	(5)
Net cash in flow	43

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Financial Highlights

Balance sheet — hidden equity

Assets	$’m
Cash	58	+ undrawn facilities of $56m
Current assets	89
Fixed assets and investments	975	Historical depreciated cost
Intangible and other assets	44
	1,166

Liabilities	$’m
Current liabilities	144
Debt	507
Other	5
Shareholder’s equity	510
1,166

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Financial Highlights

First quarter results

$’m	Q1 2004	Q2 2003
Revenue	66	62

EBITDA	6	7

Net earnings	(5)	(3)

EPS	(0.13)	(0.08)

Impacted by:

•      Hotels closed for expansion and renovation

•      Strong Euro translating seasonal losses into higher dollar losses

Same store RevPAR

US Dollar	+8%
Local currency	-1%

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ORIENT-EXPRESS HOTELS LTD.

Management believes that EBITDA (earnings before interest, tax, depreciation and amortization) is a useful measure of operating performance, to help determine the ability to incur capital expenditure or service indebtedness, because it is not affected by non-operating factors such as leverage and the historic cost of assets.  EBITDA is also a financial measure commonly used in the hotel and leisure industry.  However, EBITDA does not represent cash flow from operations as defined by U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund all cash flow needs and should not be considered as an alternative to earnings from operations under U.S. generally accepted accounting principles for purposes of evaluating results of operations.

This presentation and the accompanying oral remarks by management contain, in addition to historical information, forward-looking statements that involve risks and uncertainties.  These include statements regarding earnings growth, investment plans and similar matters that are not historical facts.  These statements are based on management’s current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements.  Factors that may cause a difference include, but are not limited to, those mentioned in the presentation, unknown effects on the travel and leisure markets of terrorist activity and any police or military response, the unknown effects on those markets if a SARS epidemic or similar health-related event recurs, varying customer demand and competitive considerations, realization of bookings and reservations as actual revenue, inability to sustain price increases or to reduce costs, interest rate and currency value fluctuations, uncertainty of negotiating and completing proposed capital expenditures and acquisitions, adequate sources of capital and acceptability of finance terms, possible loss or amendment of planning permits and changes in construction schedules for expansion projects, shifting patterns of business travel and tourism and seasonality of demand, adverse local weather conditions, changing global and regional economic conditions, and legislative, regulatory and political developments.  Further information regarding these and other factors is included in the filings by the company and Sea Containers Ltd. with the U.S. Securities and Exchange Commission.

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Orient-Express

Hotels, Trains & Cruises

2004 Presentation

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